Exhibit 32.2
CERTIFICATION PURSUANT
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of MakeMusic, Inc. (the “Company”) on Form 10-Q for the three months ended March 31, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, Ronald Raup, co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
May 9, 2008

/s/ Ronald Raup

Ronald Raup, co-Chief Executive Officer